UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 13, 2017

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	June '17	July '17	August '17
Automation Solutions	5 to 10	15	10 to 15
Commercial & Residential Solutions	5 to 10	5 to 10	5 to 10
Total Emerson	5 to 10	10 to 15	10

August 2017 Orders Comments

Emerson trailing three-month orders increased 10 percent. Underlying orders increased 9 percent excluding favorable currency translation of 1 percent. Hurricanes Harvey and Irma had a negative impact on orders in late August and into September. The expected impact on orders is still being evaluated.

Automation Solutions orders continued to reflect broad-based momentum across end markets and regions. Demand was led by North America, driven by continued strength in energy markets and steady growth in life sciences and chemical markets. Oil and gas continued to benefit from favorable trends in upstream and midstream investment as well as demand for infrastructure to support natural gas development. Strength in power markets was driven by combined cycle and natural gas plant projects. Europe orders increased high-single digits reflecting broad-based demand. Middle East/Africa orders growth was robust and Asia was up low-single digits. Favorable currency benefited Automation Solutions July and August three-month orders growth. Excluding currency, underlying orders in July and August increased 9 percent and 12 percent, respectively, and were consistent with orders expectations communicated at the Electrical Products Group industry conference in May.

Commercial & Residential Solutions orders increased mid-single digits.  North American air conditioning demand moderated against strong prior year comparisons. Favorable trends for professional tools in oil and gas and construction related markets continued.  Growth remained strong in Europe and Asia, with broad strength in Asia reflecting steady demand in air conditioning, refrigeration and heat pump markets.

Upcoming Investor Events

On Tuesday, November 7, 2017, Emerson will report fourth quarter and fiscal year 2017 results. Management will discuss the results during a conference call at 2:00 p.m. ET the same day. Access to a live webcast of the discussion will be available at www.emerson.com/financial at the time of the call. A replay of the conference call will remain available for approximately 90 days.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	September 13, 2017	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary